



KBS Real Estate Investment Trust II

Portfolio Update Meeting | **August 22, 2018**

KBS | Real Estate Investment Trust II

Important Disclosures

KBS Real Estate Investment Trust II

The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust II's (the "Company") Annual Report on Form 10-K for the year ended December 31, 2017, and in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2018, including the "Risk Factors" contained in each filing.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.

The Company may fund distributions from any source including, without limitation, from offering proceeds or borrowings. Distributions paid through June 30, 2018 have been funded in part with cash flow from operating activities, debt financing, proceeds from the sales of real estate properties and the repayment or sale of real estate loans receivables. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. Actual events may cause the value and returns on the Company's investments to be less than that used for purposes of the Company's estimated NAV per share. With respect to the NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to CBRE, and the valuation estimates used in calculating the estimated value per share, with respect to CBRE, the Company's advisor and the Company, are the respective party's best estimates as of September 30, 2017, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. These statements herein also depend on factors such as: future economic, competitive and market conditions; the Company's ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on March 8, 2018.

About KBS

- Formed by Peter Bren and Chuck Schreiber in 1992. Over 26 years of investment and management experience with extensive long-term investor relationships.
- Transactional volume in excess of $37.7 billion[1], AUM of $11.4 billion[1] and 37.5 million square feet under management[1].
- 8th Largest Office Owner Globally, *National Real Estate Investor*[2].
- Ranked among Top 53 Global Real Estate Investment Managers, *Pensions & Investments*[3].
- Buyer and seller of well-located, yield-generating office and industrial properties.
- Advisor to public and private pension plans, endowments, foundations, sovereign wealth funds and publicly-registered non-traded REITs.
- A trusted landlord to thousands of office and industrial tenants nationwide.
- A preferred partner with the nation's largest lenders.
- A development partner for office, mixed-use and multi-family developments.



[1] As of March 31, 2018
[2] The ranking by National Real Estate Investor is based on volume of office space owned globally, as of December 31, 2017
[3] KBS was ranked #38 on Pensions & Investments List of Largest Real Estate Investment Managers, October 16, 2017

REGIONAL FOCUS MAP

KBS Real Estate Investment Trust II



SEATTLE
PORTLAND
WEST
CENTRAL
EAST
MINNEAPOLIS
CHICAGO
BOSTON
NEW YORK CITY
WASHINGTON, D.C.
SAN FRANCISCO BAY AREA
EAST BAY
SILICON VALLEY
SALT LAKE CITY
DENVER
NASHVILLE
RALEIGH
LOS ANGELES
ORANGE COUNTY /SAN DIEGO
PHOENIX
ATLANTA
DALLAS
AUSTIN
HOUSTON
SOUTHERN FLORIDA
Gateway Target
First-Tier Target
Strong Employment/Growth
KBS Offices

KBS REIT II ASSET MAP


Portland
Sacramento
San Francisco (Bay Area)
Denver
Los Angeles
San Diego
Phoenix
Minneapolis
Chicago
St. Louis
Louisville
Dallas
Austin
Houston
Boston
NY / N. New Jersey
Philadelphia
Washington, D.C./
Northern Virginia
Charlotte
Atlanta
West Palm Beach
Current Equity Assets
Sold and Liquidated Assets
(equity and debt)

Portfolio Highlights as of June 30, 2018

FUND OVERVIEW

Total Raised
$1.82 billion

Current Net Asset Value (NAV)[1]
$4.89 per share

Total Distributions Paid[2]
$9.61

Current Distribution Rate
5.00% based on NAV

PORTFOLIO OVERVIEW

Total Equity Sales & Debt Asset Payoffs[3]
$2.47 billion

Current Cost Basis[4]
$1.48 billion

June 2018 Estimated Value of Portfolio[5]
$1.23 billion

Current Rentable Sq. Ft[6]
4,523,902

Total Leased[7]
83.5%

Total Leverage
31.0%

[1] Data as of 9/30/17. See KBS REIT II's Current Report on Form 8-K filed with the SEC on December 11, 2017
[2] See slides 7 & 8 for detail on distribution history and rates. The $9.61 total distribution is a result of a special distribution of $0.05 in February 2013, a special distribution of $4.50 in September 2014 with the balance from monthly distributions.
[3] Amount includes disposed assets. As of June 30, 2018, KBS REIT II had sold 17 equity assets and had eight debt investments that were sold or paid off upon or prior to maturity.
[4] Represents cost basis, which is acquisition price (excluding closing costs) plus subsequent capital expenditures for real estate properties in the portfolio as of June 30, 2018.
[5] Based solely on the September 30, 2017 estimated fair value of real estate properties owned as of June 30, 2018.
[6] Represents rentable square feet of real estate properties owned as of June 30, 2018.
[7] Includes future leases that have been executed but had not yet commenced as of June 30, 2018.

SHAREHOLDER PERFORMANCE

KBS Real Estate Investment Trust II

Hypothetical Performance of Early and Late Investors

$10.00 Share Price for Both Early and Late Investors, All Distributions Received in Cash



Total Return for First Cash Investor
$12.27
$13.10
$13.80
$14.46
$14.52
$14.67
$14.35
$10.11
$10.29
$10.29
$5.86
$5.62
$5.49
$4.89
$2.16
$2.81
$3.51
$8.60
$8.90
$9.18
$9.46
2011
2012
2013
2014
2015
2016
2017
Cumulative Distributions
Estimated Value Per Share



Total Return for Last Cash Investor
$10.70
$11.54
$12.24
$12.90
$12.96
$13.11
$12.79
$10.11
$10.29
$10.29
$5.86
$5.62
$5.49
$4.89
$0.59
$1.25
$1.95
$7.04
$7.34
$7.62
$7.90
2011
2012
2013
2014
2015
2016
2017
Cumulative Distributions
Estimated Value Per Share

"Valuation Information" for an early cash investor assumes all distributions received in cash and no share redemptions and reflect the cash payment amounts (all distributions paid since inception) per share for a hypothetical investor who invested on or before escrow break and consequently has received all distributions paid by the REIT. "Cumulative distributions" for an early cash investor and a late cash investor assumes all distributions received in cash and no share redemptions, and reflect the cash payment amounts (all distributions paid since investment) per share for a hypothetical investor who invested on June 24, 2008, and December 31, 2010, respectively. The "offering price" of $10.00 reflects the price most investors paid to purchase shares in the primary initial public offering.

Distributions History[1,2]

Period	Distribution Per Share	Record Date	Annualized Distribution Rate
July 16, 2008 - December 2012	$0.00178082	Daily	6.5%
January 2013 - December 2013	$0.00178082	Daily	6.5%
January 2014 - August 2014	$0.00178082	Daily	6.5%
September 2014 - December 2014	$0.13328082[3]	Monthly	N/A
January 2015 - December 2015	$0.29299998[3]	Monthly	5.0%
January 2016 - December 2016	$0.28100004[3]	Monthly	5.0%
January 2017 - December 2017	$0.27449999[3]	Monthly	5.0%
January 2018 - September 2018[4]	$0.18287258[3]	Monthly	5.0%

[1] Since July 2008, KBS REIT II has paid distributions on a monthly basis. For the periods from July 2008 through August 2014, distributions were calculated based on stockholders of record each day during the period at a daily rate of $0.00178082 per share per day and equaled a daily amount that, if paid each day for a 365-day period, equaled a 6.5% annualized rate based on the primary offering purchase price of $10.00 per share in the REIT's now-terminated primary initial public offering. Subsequent to monthly distribution payments in September, October, November and December 2014, for the periods from January 2015 through December 2015, distributions have been calculated based on stockholders of record on monthly record dates and equaled a monthly amount that, if paid each month for a 12-month period, would equal a 5.0% annualized rate based on KBS REIT II's estimated value per share of $5.86. For the periods from January 2016 through December 2016, distributions have been calculated based on stockholders of record on monthly record dates and equaled a monthly amount that, if paid each month for a 12-month period, would equal a 5.0% annualized rate based on KBS REIT II's estimated value per share of $5.62. For the periods from January 2017 through December 2017, distributions have been calculated based on stockholders of record on monthly record rates and equaled a monthly amount that, if paid each month for a 12-month period, would equal a 5.0% annualized rate based on KBS REIT II's estimated value per share of $5.49. For the periods from January 2018 through September 2018, distributions have been calculated based on stockholders of record on monthly record dates and equaled a monthly amount that, if paid each month for a 12-month period, would equal a 5.0% annualized rate based on KBS REIT II's current estimated value per share of $4.89. There is no assurance that KBS REIT II will continue to declare and pay distributions at this rate and KBS REIT II may modify the rate at its discretion. KBS REIT II's cash flow from operations has decreased and will continue to decrease as a result of its disposition activity, and the REIT has adjusted its distribution policy with respect to the amount of monthly distribution payments to take into account its disposition activity and current real estate investments.

[2] Distributions paid through June 30, 2018, consisting of 63% paid in cash and 37% reinvested through the dividend reinvestment plan, have been funded with 90% from operating cash flows, 4% from debt financing, 4% from the proceeds from the sales of real estate properties and the repayment or sale of real estate loans receivables and 2% from cash on hand.

[3] Represents the total distribution per share for the period.

[4] As of August 7, 2018, distributions for August and September 2018 had been declared and the REIT expects to pay them on or about the first business day of the following month.

Special Distributions[1]

Period	Distribution Per Share	Record Date
February 2013	$0.05416667	February 4, 2013
September 2014	$4.50000000	September 15, 2014

[1] The February 2013 special distribution was funded from the REIT's modified funds from operations in excess of distributions declared for the 2012 calendar year. The September 2014 special distribution was funded with proceeds from the dispositions of nine real estate properties between May 2014 and August 2014, as well as cash on hand resulting primarily from the repayment or sale of five real estate loans receivable during 2013 and 2014.

PORTFOLIO SUMMARY AS OF 6/30/2018

KBS Real Estate Investment Trust II

	Property Name City, State	Property Type/ No. of Buildings	Size (SF)	Acquisition Date	Purchase Price
	100 & 200 Campus Drive Buildings Florham Park, N.J.	Office 2 Buildings	590,458	9/9/08	$180,700,000
	300 - 600 Campus Drive Buildings Florham Park, N.J.	Office 4 Buildings	578,424	10/10/08	$184,300,000
	Willow Oaks Corporate Center Fairfax, VA	Office 3 Buildings	584,003	8/26/09	$112,174,000
	Pierre Laclede Ctr. Clayton, MO	Office 2 Buildings	579,846	2/4/10	$74,250,000
	Union Bank Plaza Los Angeles, CA	Office 1 Building	627,334	9/15/10	$208,000,000
	Emerald View at Vista Center West Palm Beach, FL	Office 2 Buildings	139,471	12/9/10	$36,000,000
	Granite Tower Denver, CO	Office 1 Building	562,709	12/16/10	$149,000,000
	Fountainhead Plaza Tempe, AZ	Office 2 Buildings	445,957	9/13/11	$137,000,000
	District | 237 * San Jose, CA	Office 5 Buildings	415,700	3/28/13	$163,000,000
		TOTAL	4,523,902		$1,244,424,000

* Formerly known as Corporate Technology Centre. Excludes three of the eight office buildings at Corporate Technology Centre which were sold as of June 30, 2018 (see next page).

SALES SUMMARY – EQUITY ASSETS

KBS Real Estate Investment Trust II

	Property Name City, State	Property Type/ No. of Buildings	Size (SF)	Acquisition	Purchase Price	Date Sold	Gross Sale Price
	Hartman II Austell, GA	Industrial 1 Building	261,799	4/7/10	$10,800,000	6/28/12	$12,650,000
	Mountain View Corporate Center Basking Ridge, NJ	Office 1 Building	137,731	7/30/08	$30,000,000	5/15/14	$27,000,000
	601 Tower at Carlson Center Minnetonka, MN	Office 1 Building	288,458	2/3/11	$54,403,000	6/11/14	$75,000,000
	Dallas Cowboys Distribution Center Irving, TX	Industrial 1 Building	400,000	7/8/10	$19,000,000	6/11/14	$22,250,000
	Plano Business Park Plano, TX	Industrial 3 Buildings	283,559	3/15/10	$16,750,000	6/16/14	$23,350,000
	Metropolitan Center East Rutherford, NJ	Office 1 Building	421,719	12/16/11	$104,900,000	6/27/14	$108,650,000
	300 North LaSalle Chicago, IL	Office 1 Building	1,302,901	7/29/10	$655,000,000	7/7/14	$850,000,000
	Torrey Reserve West San Diego, CA	Office 3 Buildings	118,030	9/9/10	$27,300,000	7/10/14	$39,150,000
	Two Westlake Houston, TX	Office 2 Buildings	454,843	2/25/11	$80,500,000	7/25/14	$120,000,000
	CityPlace Tower West Palm Beach, FL	Office 1 Building	295,933	4/6/11	$126,500,000	8/21/14	$150,000,000
	I-81 Industrial Portfolio Various Cities, PA	Industrial 4 Buildings	1,644,480	2/16/11	$90,000,000	11/18/14	$105,650,000
	Crescent VIII Greenwood Village, CO	Office 1 Building	82,265	5/26/10	$12,500,000	11/20/14	$17,250,000
	One Main Place, Portland, OR	Office 1 Building	315,133	2/5/10	$57,000,000	12/24/14	$87,250,000
	National City Tower Louisville, KY	Office 1 Building	723,300	12/17/10	$115,000,000	2/13/15	$127,250,000
	350 E. Plumeria Building San Jose, CA	Office/Flex 1 Building	142,700	12/18/08	$35,775,000	5/17/16	$44,000,000
	Gateway Corporate Center I & II Sacramento, CA	Office 2 Buildings	234,907	1/26/11	$47,407,000	6/14/17	$47,500,000
	Horizon Tech Center San Diego, CA	Office 3 Buildings	157,884	6/17/10	$40,500,000	11/21/17	$39,515,000
	Corporate Technology Centre San Jose, CA	Office (3 of 8 buildings sold)	194,383	3/28/13	$76,000,000	4/4/18, 4/13/18 and 6/13/18	$97,446,000
		TOTAL	7,460,025		$1,599,335,000		$1,993,911,000

SALES SUMMARY – DEBT ASSETS

	Property Name City, State	Property Type/ Loan Type	Origination Date	Purchase/ Origination Price	Date Paid Off	Balance Paid Off
	Northern Trust Building San Diego, CA	Office/Senior A-Note & B-Note	12/31/08, 6/27/12	$59,428,000	6/27/12	$85,805,000
	One Liberty Plaza New York, NY	Office/ First Mortgage	2/11/09	$66,700,000	10/11/13	$114,294,000
	One Kendall Square Cambridge[1]	Mixed-Use Facility/ Mortgage Participation	11/22/10	$87,500,000	12/4/13	$87,500,000
	Tuscan Inn San Francisco, CA	Hotel/ First Mortgage	1/21/10	$20,200,000	2/7/14	$20,200,000
	Chase Tower Austin, TX	Office/ First Mortgage	1/25/10	$59,200,000	2/14/14	$58,815,000
	Pappas Commerce Boston, MA	Industrial Park/ First Mortgage	4/5/10	$32,673,000	6/9/14	$32,673,000
	Summit I & II Reston, VA	Office/ First Mortgage	1/7/12	$58,750,000	8/4/15	$58,272,000
	Sheraton Charlotte Airport Hotel Charlotte, N.C.	Hotel/ First Mortgage	7/11/11	$14,500,000	6/1/18	$13,852,000
			TOTAL	**$398,951,000**		**$471,411,000**

[1] On November 22, 2010, KBS REIT II originated the One Kendall Square First Mortgage in the amount of $175.0 million. On November 30, 2010, KBS REIT II sold a pari passu participation interest with respect to 50% of the outstanding principal balance at par to an unaffiliated buyer. On April 5, 2011, KBS REIT II restructured the note into Note A and Note B. KBS REIT II sold Note A, at par, to an unaffiliated buyer and retained a $42.5 million investment in Note B. Upon maturity in December 2013, the borrower under the One Kendall First Mortgage paid off the entire principal balance outstanding due to KBS REIT II in the amount of $87.5 million.

PORTFOLIO OVERVIEW AS OF JUNE 30, 2018

KBS Real Estate Investment Trust II

Key Statistics	
No. of Assets	9
Total Rentable Sq. Ft	4,523,902
Wtd Avg Lease Term	4.94 years
Economic Occupancy	81.8%
Leased Occupancy[1]	83.5%
No. of Tenants	213
Leverage	31.0%


Geographic Diversification
Occupied Square Feet
NJ
26%
CA
21%
MO
15%
CO
15%
AZ
12%
VA
8%
FL


Leased Occupancy[1]
100.0%
97.6%
98.2%
91.9%
91.2%
80.4%
76.7%
74.9%
49.4%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Fountainhead Plaza
Pierre Laclede
Granite Tower
300-600 Campus Drive
Emerald View
Union Bank Plaza
Corporate Tech Centre
100-200 Campus Drive
Willow Oaks


Occupied SF Expirations as of June 30, 2018
1%
11%
7%
6%
13%
17%
17%
4%
4%
3%
3%
3%
6%
7%

[1] Leased occupancy includes future leases that had been executed but had not yet commenced as of June 30, 2018.

Corporate Tech Centre Repositioning

- Sold 3 of 8 buildings for $97.4 million.
- Five remaining buildings will soon be vacant with over 400,000 SF of prime available space.
- Focus is on renovating the remaining 5 buildings and rebrand as District | 237.
- This is an opportunity to create a campus environment for one large tenant or multiple tenants with their own individual buildings
- Dynamic Silicon Valley market a draw for many employers.



TENANCY OVERVIEW AS OF JUNE 30, 2018

KBS Real Estate Investment Trust II

Top 10 Tenants	Industry	Property	Lease Expiration Date	Leased SF % of Portfolio
The University of Phoenix	Educational Services	Fountainhead Plaza	8/31/2023	12.1%
Anadarko Petroleum Corporation	Mining, Oil & Gas Extraction	Granite Tower	4/30/2021	9.3%
Ericsson, Inc	Computer Sys. Design & Programming	Corporate Tech Center	10/31/2018	8.6%
Union Bank	Finance	Union Bank	1/31/2022	8.0%
PricewaterhouseCoopers, LLP	Accounting, Tax, Bookkeeping Services	300 - 600 Campus Drive Buildings	10/31/2031	4.9%
Fairfax County Schoolboard	Public Admininstration	Willow Oaks	3/31/2029	3.3%
Bill Barrett Corporation	Mining, Oil & Gas Extraction	Granite Tower	3/31/2019	2.2%
Morgan Stanley	Finance	Pierre LaClede 300 - 600 Campus Drive	8/31/2025 1/31/2028	1.8%
Shionogi USA, Inc.	Professional, Scientific, and Legal	300 - 600 Campus Drive Buildings	7/31/2026	1.6%
Drinker Biddle & Reath LLP [1]	Legal Services	300 - 600 Campus Drive Buildings	10/31/2029	1.6%
Total (based on total occupied square feet)				53.4%
Weighted Average Lease Term				5.0 years



Industry Diversification
Occupied Square Feet
Mining, Oil & Gas Extraction 12%
Educational Services 12%
Legal Services 12%
Finance 19%
Computer Sys. Design & Programming 10%
Accounting, Tax, Bookkeeping Services 6%
Health Care & Social Services 6%
Public Administration (Government) 4%
Professional, Scientific, and Legal 4%
Accommodation & Food 3%
Other Services 12%

[1] Leased occupancy includes future leases that had been executed but had not yet commenced as of June 30, 2018.

PROPERTY UPDATES

- Granite Tower
- Union Bank Plaza
- Fountainhead Plaza


Union Bank Plaza


Granite Tower


Fountainhead Plaza

REIT II Goals



- Continue to strategically sell assets and pay special distributions
- Negotiate lease renewals or new leases that facilitate the sales process and enhance property stability for prospective buyers
- Complete capital projects, such as renovations or amenity enhancements, to attract quality buyers
- Finalize strategic alternatives assessment and decide course of action

KBS Real Estate Investment Trust II

Q&A

KBS Real Estate Investment Trust II

THANK YOU!